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                                   SUPPLEMENT
                              DATED AUGUST 18, 2006
    TO THE CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS (THE "PROSPECTUS")
               FOR THE HARTFORD MUTUAL FUNDS, DATED MARCH 1, 2006

This supplement amends the Prospectus of The Hartford Mutual Funds dated March 1, 2006. The Prospectus is revised as follows:

THE HARTFORD GLOBAL TECHNOLOGY FUND

Effective July 3, 2006, Vikram Murthy is no longer employed by Wellington Management Company, LLP and is no longer involved in the portfolio management of The Hartford Global Technology Fund. Accordingly, the disclosure on page 190 of the Prospectus in the section entitled "Portfolio Managers of the Funds," regarding Vikram Murthy is deleted.

THE HARTFORD ADVISERS FUND

Effective September 1, 2006, Saul Pannell will no longer be involved in the portfolio management of The Hartford Advisers Fund. Accordingly, effective September 1, 2006, the disclosure on page 187 of the Prospectus in the section entitled "Portfolio Managers of the Funds," regarding Saul Pannell is deleted.

THE HARTFORD STOCK FUND

Effective September 1, 2006, Saul Pannell will no longer be involved in the portfolio management of The Hartford Stock Fund. Accordingly, effective September 1, 2006, the disclosure on page 194 of the Prospectus in the section entitled "Portfolio Managers of the Funds," regarding Saul Pannell is deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-5816